UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

Centaurus Diamond Technologies, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-53286	71-1050559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 W. Bonanza, Las Vegas, Nevada 89106

(Address of principal executive offices) (Zip Code)

(702) 382-3385

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

(i)

On January 18, 2017 (“the date of the resignation”), Anton Chia, PC (“Anton Chia”) resigned as the independent registered public accounting firm of Centaurus Diamond Technologies, Inc. (the “Company”) due to outstanding past due balances at the time of resignation.

(ii)

The reports of Anton Chia on the financial statements of the Company as of as of March 31, 2015 through December 31st 2015 10Q and for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)	The Board of Directors of the Company accepted the resignation of Anton Chia as the Company’s independent registered public accounting firm.

(iv)

During the Company’s two most recent fiscal years ended March 31, 2015 and through December 31st 2015 10Q and any subsequent interim periods through the date of the resignation (a) there were no disagreements with Anton Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton Chia, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(2)	New Independent Registered Public Accounting Firm

On November 21, 2017 (“the date of engagement” which is dated July 7th, but was re-done to include the 9-30-17 quarterly filing.), the Company, upon the Board of Directors’ approval, engaged AJ Robbins,LLC, as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately and provided consideration to effectuate and complete our audit in a timely manner. We have represented to the SEC that we intend to be fully reporting by December 29th, 2017.

Anton Chia previously served as the Company’s Independent Registered Public Accounting Firm from June 6, 2015 through the date of resignation. Accordingly, during the two most recent years ended December 31st, 2015.

(i)

either: the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Anton Chia concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

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Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Anton Chia, PC addressed to the United States Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centaurus Diamond Technologies, Inc.

Dated: November 27, 2017	By:	/s/ Chaslav Radovich

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